UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2014
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Guaranty (as defined therein) is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 17, 2014, a joint venture of Forestar Group Inc. (the “Company”) obtained a senior secured construction loan (the “Loan”) in the amount of $51,950,000 from PNC Bank, National Association (“PNC”).  The venture is owned 30% by a subsidiary of the Company and 70% by Massachusetts Mutual Life Insurance Company. The purpose of the Loan is to finance the venture’s construction of a 320 unit multifamily project located in Nashville, Tennessee (the “Project”).  The Loan is secured by a lien on the Project land and improvements to be constructed, and by a collateral assignment of present and future leases and rents.  The Loan bears interest at the LIBOR rate plus 2.50%, payable monthly, has an initial term of 36 months (“Initial Loan Term”) and may be extended for two additional 12-month periods following the Initial Loan Term, subject to payment of extension fees and fulfillment of specified conditions.  The Loan may be repaid in full or in part at any time, subject to certain conditions.  The Company has provided PNC with a guaranty of completion of the improvements (the “completion guaranty”); a guaranty (the “principal guaranty”) of repayment of 25% of the principal, repayment of all accrued and unpaid interest, and payment of all operating expenses of the Project (except for certain expenses); and a standard nonrecourse carve-out guaranty (collectively, the “Guaranty”).  The principal guaranty will reduce from 25% to 0% of the principal upon achievement of a 1.4:1.0 debt service coverage ratio and not greater than a 60% loan to value ratio.

This summary is qualified in its entirety by reference to the guaranty agreements, which are attached as Exhibit 10.1, and Exhibit 10.2, and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Agreement of Guaranty and Suretyship (Completion) dated January 17, 2014 by Forestar Group Inc. in favor of PNC Bank, National Association.
10.2	Agreement of Guaranty and Suretyship (Payment) dated January 17, 2014 by Forestar Group Inc. in favor of PNC Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date: January 17, 2014	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Agreement of Guaranty and Suretyship (Completion) dated January 17, 2014 by Forestar Group Inc. in favor of PNC Bank, National Association.
10.2	Agreement of Guaranty and Suretyship (Payment) dated January 17, 2014 by Forestar Group Inc. in favor of PNC Bank, National Association.

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